UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

QS

S&P 500 INDEX FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

II	QS S&P 500 Index Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

QS S&P 500 Index Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

IV	QS S&P 500 Index Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index (the “Index”)i. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, included in the Index. The Fund generally is fully invested in stocks included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity.

The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings.

Like most index funds, the Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemptions requests and pay the Fund’s expenses. The Fund’s returns may be below those of the Index because of the Fund’s operating expenses. The Fund’s ability to replicate the performance of the Index will depend, to some extent, on the given cash flows into and out of the Fund. The Fund will make investment changes to accommodate these cash flows and to maximize the similarity of the Fund’s assets to those of the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. large cap equities as represented by the Index hit all-time highs during the twelve-month reporting period ended September 30, 2017. Virtually all sectors posted gains, most in double digits. The market generally benefited from strong economic statistics and muted inflation, and reacted positively to the possibility of tax cuts.

In the final quarter of 2016, U.S. large cap equities benefited from the “Trump rally” after the November 2016 U.S. presidential election. Near calendar year-end 2016, the Federal Reserve Board (the “Fed”)ii raised rates modestly, and indicated they would take a somewhat dovish stance with several small rate hikes expected in 2017. There was a wide spread in sector returns. The big winner was banks in the Financials sector, as the positive economic outlook fed through to optimism on continued increases in interest rates, and, after the U.S. presidential election, on the possibility of deregulation.

U.S. large cap equities continued to rise into calendar year 2017, with steady equity gains tapering off after mid-March 2017. Most major economies, including the U.S., saw largely positive economic indicators. These positive trends prompted the Fed to continue to modestly raise rates, and set expectations of two more hikes to follow in 2017, as well as a gradual tapering of its bond holdings. Although growth turned anemic in March of 2017, consumer confidence continued to rise. Investors were optimistic on the possibility of the deregulation of various industries and on tax reform, although reinstating plans for the removal of the Affordable Care Act as well as the scaling

QS S&P 500 Index Fund 2017 Annual Report	1

Fund overview (cont’d)

back of environmental regulations increased uncertainty. From a sector perspective, only Energy and energy services were decliners, sliding after their run-up in late 2016; oil prices declined over 5% during the first quarter of 2017 amid reports of large U.S. reserves and suspected cheating on recent OPEC (Organization of the Petroleum Exporting Countries) quotas.

In the second calendar quarter of 2017, solid corporate earnings continued, and general global growth outweighed news events that included a cyber ransomware attack and other terror attacks. Earnings revisions weakened at quarter-end after months of positive trends. While the U.S. experienced some softening in its growth metrics, the Fed implemented an interest rate hike and indicated that it may start to pare back its balance sheet against a backdrop of strong employment and low inflation.

In the final quarter of the reporting period, new highs in the Index were reached. Volatility increased in August 2017 but fell back in September 2017 as strong corporate earnings and positive future estimates continued across most sectors. Prices increased and stabilized for a number of commodities, due to the general economic growth across the globe, the weak U.S. dollar, and the hurricane damage in the U.S. leading to disrupted oil and gas transit. The active hurricane season was also blamed for a recent weak employment report; it will likely hit U.S. gross domestic product (“GDP”)iii growth in the short-term, but boost auto sales, construction, and other industries over the coming quarters. In this environment, central banks, including those in the U.S., U.K. and the European Union announced modest tightening measures; the Fed plans to raise rates and rein in its balance sheet.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a “pure” index fund. Like most index funds, we replicate the holdings of the Index to the extent possible, given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions. The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2017, Class A shares of QS S&P 500 Index Fund returned 17.95%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 18.61% for the same period. The Lipper S&P 500 Index Funds Category Average1 returned 18.04% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	QS S&P 500 Index Fund 2017 Annual Report

Performance Snapshot as of September 30, 2017 (unaudited)
	6 months	12 months
QS S&P 500 Index Fund:
Class A	7.40%	17.95%
Class D	7.52%	18.24%
S&P 500 Index	7.71%	18.61%
Lipper S&P 500 Index Funds Category Average[1]	7.47%	18.04%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A and Class D shares were 0.61% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Financials sector had the best return in the Index for the reporting period, followed by the Information Technology (“IT”), Industrials and Materials sectors; all had double-digit returns in excess of 20%. As the largest sector in the Index and with such a strong return, IT was the largest sector

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 132 funds for the six-month period and among the 127 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS S&P 500 Index Fund 2017 Annual Report	3

Fund overview (cont’d)

contributor overall, followed by the Financials sector. Two names in the IT sector, Apple Inc. and Microsoft Corp., were the strongest contributors at the security level, with returns of approximately 36% and 29%, respectively, during the reporting period. In the Financials sector, JPMorgan Chase & Co. and Bank of America Corp. returned approximately 46% and 61%, respectively. Facebook Inc. was also a strong contributor.

Q. What were the leading detractors from performance?

A. Only the Telecommunication Services sector had a negative return in the Index during the reporting period. The Energy sector also had a weak, albeit modestly positive return. By virtue of return and weight in the Index, these sectors were the largest detractors from performance. The biggest detractors at the security level by virtue of return and weight in the Index were General Electric Co., QUALCOMM Inc. and Simon Property Group Inc., all with double digit negative returns.

Thank you for your investment in QS S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC.

October 20, 2017

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this September 30, 2017 were: Apple Inc. (3.7%), Microsoft Corp. (2.6%), Facebook Inc., Class A Shares (1.9%), Amazon.com Inc. (1.8%), Johnson & Johnson (1.6%), Berkshire Hathaway Inc., Class B Shares (1.6%), Exxon Mobil Corp. (1.6%), JPMorgan Chase & Co. (1.6%), Alphabet Inc., Class A Shares (1.3%) and Alphabet Inc., Class C Shares (1.3%). Please refer to pages 10 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Information Technology (23.0%), Financials (14.4%), Health Care (14.4%), Consumer Discretionary (11.8%) and Industrials (10.1%). The Fund’s portfolio composition is subject to change at any time.

4	QS S&P 500 Index Fund 2017 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

QS S&P 500 Index Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016 and does not include futures contracts. The composition of the Fund’s investments is subject to change at any time.

6	QS S&P 500 Index Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.40%	$1,000.00	$1,074.00	0.59%	$3.07	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	7.52	1,000.00	1,075.20	0.39	2.03	Class D	5.00	1,000.00	1,023.11	0.39	1.98

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS S&P 500 Index Fund 2017 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/17	17.95%	18.24%
Five Years Ended 9/30/17	13.58	13.81
Ten Years Ended 9/30/17	6.86	7.07

Cumulative total returns[1]
Class A (9/30/07 through 9/30/17)	94.15%
Class D (9/30/07 through 9/30/17)	98.06

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	QS S&P 500 Index Fund 2017 Annual Report

Historical performance

Value of $10,000 invested

Class A Shares of QS S&P 500 Index Fund vs. S&P 500 Index† — September 2007 - September 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of QS S&P 500 Index Fund on September 30, 2007, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

QS S&P 500 Index Fund 2017 Annual Report	9

Schedule of investments

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 11.8%
Auto Components — 0.2%
BorgWarner Inc.	2,590	$132,686
Delphi Automotive PLC	2,828	278,275
Goodyear Tire & Rubber Co.	3,244	107,863
Total Auto Components		518,824
Automobiles — 0.5%
Ford Motor Co.	47,972	574,225
General Motors Co.	14,591	589,185
Harley-Davidson Inc.	2,359	113,727
Total Automobiles		1,277,137
Distributors — 0.1%
Genuine Parts Co.	1,813	173,414
LKQ Corp.	3,970	142,880	*
Total Distributors		316,294
Diversified Consumer Services — 0.0%
H&R Block Inc.	2,388	63,234
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	4,964	320,525
Chipotle Mexican Grill Inc.	273	84,038	*
Darden Restaurants Inc.	1,476	116,279
Hilton Worldwide Holdings Inc.	2,084	144,734
Marriott International Inc., Class A Shares	3,599	396,826
McDonald’s Corp.	9,733	1,524,966
MGM Resorts International	5,820	189,674
Royal Caribbean Cruises Ltd.	1,870	221,670
Starbucks Corp.	17,429	936,112
Wyndham Worldwide Corp.	1,410	148,628
Wynn Resorts Ltd.	805	119,881
Yum! Brands Inc.	3,968	292,084
Total Hotels, Restaurants & Leisure		4,495,417
Household Durables — 0.4%
D.R. Horton Inc.	4,017	160,399
Garmin Ltd.	1,249	67,408
Leggett & Platt Inc.	1,381	65,915
Lennar Corp., Class A Shares	2,480	130,944
Mohawk Industries Inc.	739	182,910	*
Newell Brands Inc.	5,880	250,900

See Notes to Financial Statements.

10	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Household Durables — continued
PulteGroup Inc.	3,737	$102,132
Whirlpool Corp.	779	143,679
Total Household Durables		1,104,287
Internet & Direct Marketing Retail — 2.7%
Amazon.com Inc.	4,735	4,551,992	*
Expedia Inc.	1,443	207,705
Netflix Inc.	5,214	945,559	*
Priceline Group Inc.	585	1,071,030	*
TripAdvisor Inc.	1,646	66,712	*
Total Internet & Direct Marketing Retail		6,842,998
Leisure Products — 0.1%
Hasbro Inc.	1,422	138,887
Mattel Inc.	4,278	66,223
Total Leisure Products		205,110
Media — 2.9%
CBS Corp., Class B Shares, Non Voting Shares	4,244	246,152
Charter Communications Inc., Class A Shares	2,423	880,567	*
Comcast Corp., Class A Shares	56,505	2,174,312
Discovery Communications Inc., Class A Shares	1,990	42,367	*
Discovery Communications Inc., Class C Shares	2,858	57,903	*
DISH Network Corp., Class A Shares	2,780	150,759	*
Interpublic Group of Cos. Inc.	5,209	108,295
News Corp., Class A Shares	4,518	59,909
News Corp., Class B Shares	933	12,735
Omnicom Group Inc.	2,942	217,914
Scripps Networks Interactive Inc., Class A Shares	1,253	107,620
Time Warner Inc.	9,144	936,803
Twenty-First Century Fox Inc., Class A Shares	12,872	339,563
Twenty-First Century Fox Inc., Class B Shares	5,626	145,095
Viacom Inc., Class B Shares	4,290	119,434
Walt Disney Co.	18,303	1,804,127
Total Media		7,403,555
Multiline Retail — 0.5%
Dollar General Corp.	3,170	256,929
Dollar Tree Inc.	2,983	258,984	*
Kohl’s Corp.	2,338	106,730
Macy’s Inc.	4,198	91,600
Nordstrom Inc.	1,615	76,147

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	11

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Multiline Retail — continued
Target Corp.	6,280	$370,583
Total Multiline Retail		1,160,973
Specialty Retail — 2.1%
Advance Auto Parts Inc.	1,000	99,200
AutoZone Inc.	333	198,172	*
Best Buy Co. Inc.	3,258	185,576
CarMax Inc.	2,289	173,529	*
Foot Locker Inc.	1,810	63,748
Gap Inc.	2,770	81,798
Home Depot Inc.	14,085	2,303,742
L Brands Inc.	2,818	117,257
Lowe’s Cos. Inc.	9,993	798,840
O’Reilly Automotive Inc.	1,080	232,600	*
Ross Stores Inc.	4,498	290,436
Signet Jewelers Ltd.	838	55,769
Tiffany & Co.	1,245	114,266
TJX Cos. Inc.	7,320	539,704
Tractor Supply Co.	1,690	106,960
Ulta Salon, Cosmetics & Fragrance Inc.	717	162,085	*
Total Specialty Retail		5,523,682
Textiles, Apparel & Luxury Goods — 0.6%
Coach Inc.	3,278	132,038
Hanesbrands Inc.	4,800	118,272
Michael Kors Holdings Ltd.	2,204	105,461	*
NIKE Inc., Class B Shares	15,932	826,074
PVH Corp.	917	115,597
Ralph Lauren Corp.	379	33,462
Under Armour Inc., Class A Shares	2,300	37,904	*
Under Armour Inc., Class C Shares	2,316	34,786	*
V.F. Corp.	3,252	206,730
Total Textiles, Apparel & Luxury Goods		1,610,324
Total Consumer Discretionary		30,521,835
Consumer Staples — 8.1%
Beverages — 2.0%
Brown-Forman Corp., Class B Shares	2,406	130,646
Coca-Cola Co.	45,776	2,060,378
Constellation Brands Inc., Class A Shares	2,015	401,892
Dr. Pepper Snapple Group Inc.	2,238	197,996

See Notes to Financial Statements.

12	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Beverages — continued
Molson Coors Brewing Co., Class B Shares	2,269	$185,241
Monster Beverage Corp.	4,561	251,995	*
PepsiCo Inc.	17,017	1,896,204
Total Beverages		5,124,352
Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	5,166	848,722
CVS Health Corp.	12,220	993,730
Kroger Co.	10,624	213,118
Sysco Corp.	5,856	315,931
Wal-Mart Stores Inc.	17,353	1,355,964
Walgreens Boots Alliance Inc.	10,292	794,748
Total Food & Staples Retailing		4,522,213
Food Products — 1.2%
Archer-Daniels-Midland Co.	6,730	286,092
Campbell Soup Co.	2,523	118,127
Conagra Brands Inc.	5,208	175,718
General Mills Inc.	6,989	361,751
Hershey Co.	1,514	165,283
Hormel Foods Corp.	3,182	102,269
J.M. Smucker Co.	1,463	153,513
Kellogg Co.	3,223	201,019
Kraft Heinz Co.	7,014	543,936
McCormick & Co. Inc., Non Voting Shares	1,280	131,379
Mondelez International Inc., Class A Shares	17,862	726,269
Tyson Foods Inc., Class A Shares	3,274	230,653
Total Food Products		3,196,009
Household Products — 1.7%
Church & Dwight Co. Inc.	3,152	152,714
Clorox Co.	1,434	189,159
Colgate-Palmolive Co.	10,553	768,786
Kimberly-Clark Corp.	4,236	498,493
Procter & Gamble Co.	30,604	2,784,352
Total Household Products		4,393,504
Personal Products — 0.1%
Coty Inc., Class A Shares	6,050	100,006
Estee Lauder Cos. Inc., Class A Shares	2,538	273,698
Total Personal Products		373,704

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Tobacco — 1.4%
Altria Group Inc.	22,956	$1,455,869
Philip Morris International Inc.	18,491	2,052,686
Total Tobacco		3,508,555
Total Consumer Staples		21,118,337
Energy — 6.0%
Energy Equipment & Services — 0.8%
Baker Hughes, a GE Co.	5,265	192,804
Halliburton Co.	10,649	490,173
Helmerich & Payne Inc.	1,517	79,051
National-Oilwell Varco Inc.	4,715	168,467
Schlumberger Ltd.	15,812	1,103,045
TechnipFMC PLC	5,603	156,436	*
Total Energy Equipment & Services		2,189,976
Oil, Gas & Consumable Fuels — 5.2%
Anadarko Petroleum Corp.	6,806	332,473
Andeavor	1,557	160,605
Apache Corp.	4,731	216,680
Cabot Oil & Gas Corp.	5,836	156,113
Chesapeake Energy Corp.	7,142	30,711	*
Chevron Corp.	22,599	2,655,383
Cimarex Energy Co.	1,200	136,404
Concho Resources Inc.	1,700	223,924	*
ConocoPhillips	14,732	737,337
Devon Energy Corp.	6,538	240,010
EOG Resources Inc.	6,784	656,284
EQT Corp.	2,129	138,896
Exxon Mobil Corp.	50,345	4,127,283
Hess Corp.	3,191	149,626
Kinder Morgan Inc.	23,830	457,059
Marathon Oil Corp.	10,049	136,264
Marathon Petroleum Corp.	5,682	318,647
Newfield Exploration Co.	2,620	77,735	*
Noble Energy Inc.	5,769	163,609
Occidental Petroleum Corp.	9,406	603,959
ONEOK Inc.	4,646	257,435
Phillips 66	5,240	480,036
Pioneer Natural Resources Co.	1,883	277,818
Range Resources Corp.	2,309	45,187

See Notes to Financial Statements.

14	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Valero Energy Corp.	5,211	$400,882
Williams Cos. Inc.	10,028	300,940
Total Oil, Gas & Consumable Fuels		13,481,300
Total Energy		15,671,276
Financials — 14.4%
Banks — 6.4%
Bank of America Corp.	117,190	2,969,595
BB&T Corp.	9,313	437,152
Citigroup Inc.	32,837	2,388,563
Citizens Financial Group Inc.	6,034	228,507
Comerica Inc.	2,037	155,342
Fifth Third Bancorp	7,961	222,749
Huntington Bancshares Inc.	14,019	195,705
JPMorgan Chase & Co.	42,500	4,059,175
KeyCorp	13,250	249,365
M&T Bank Corp.	1,672	269,259
People’s United Financial Inc.	4,395	79,725
PNC Financial Services Group Inc.	5,488	739,618
Regions Financial Corp.	14,351	218,566
SunTrust Banks Inc.	4,629	276,675
U.S. Bancorp	18,927	1,014,298
Wells Fargo & Co.	53,411	2,945,617
Zions Bancorp	2,608	123,045
Total Banks		16,572,956
Capital Markets — 2.9%
Affiliated Managers Group Inc.	645	122,440
Ameriprise Financial Inc.	1,723	255,883
Bank of New York Mellon Corp.	11,868	629,241
BlackRock Inc.	1,482	662,587
CBOE Holdings Inc.	1,160	124,851
Charles Schwab Corp.	14,271	624,214
CME Group Inc.	3,970	538,650
E*TRADE Financial Corp.	3,304	144,088	*
Franklin Resources Inc.	4,277	190,369
Goldman Sachs Group Inc.	4,357	1,033,437
Intercontinental Exchange Inc.	6,938	476,641
Invesco Ltd.	5,259	184,275
Moody’s Corp.	1,792	249,464

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Capital Markets — continued
Morgan Stanley	16,869	$812,580
Nasdaq Inc.	1,123	87,111
Northern Trust Corp.	2,697	247,935
Raymond James Financial Inc.	1,200	101,196
S&P Global Inc.	3,078	481,122
State Street Corp.	4,195	400,790
T. Rowe Price Group Inc.	3,020	273,763
Total Capital Markets		7,640,637
Consumer Finance — 0.8%
American Express Co.	8,959	810,431
Capital One Financial Corp.	5,787	489,928
Discover Financial Services	4,503	290,354
Navient Corp.	3,962	59,509
Synchrony Financial	9,365	290,783
Total Consumer Finance		1,941,005
Diversified Financial Services — 1.6%
Berkshire Hathaway Inc., Class B Shares	22,660	4,154,031	*
Leucadia National Corp.	4,418	111,555
Total Diversified Financial Services		4,265,586
Insurance — 2.7%
AFLAC Inc.	4,824	392,625
Allstate Corp.	4,388	403,301
American International Group Inc.	10,131	621,942
Aon PLC	3,262	476,578
Arthur J. Gallagher & Co.	2,300	141,565
Assurant Inc.	718	68,583
Brighthouse Financial Inc.	1,140	69,312	*
Chubb Ltd.	5,458	778,038
Cincinnati Financial Corp.	2,076	158,959
Everest Re Group Ltd.	561	128,127
Hartford Financial Services Group Inc.	4,782	265,066
Lincoln National Corp.	2,778	204,127
Loews Corp.	2,767	132,429
Marsh & McLennan Cos. Inc.	5,831	488,696
MetLife Inc.	12,540	651,453
Principal Financial Group Inc.	3,019	194,243
Progressive Corp.	6,614	320,250
Prudential Financial Inc.	5,171	549,781

See Notes to Financial Statements.

16	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Insurance — continued
Torchmark Corp.	1,095	$87,699
Travelers Cos. Inc.	3,420	419,018
Unum Group	2,913	148,942
Willis Towers Watson PLC	1,392	214,688
XL Group Ltd.	2,910	114,800
Total Insurance		7,030,222
Total Financials		37,450,406
Health Care — 14.4%
Biotechnology — 3.1%
AbbVie Inc.	19,074	1,694,916
Alexion Pharmaceuticals Inc.	2,616	366,999	*
Amgen Inc.	8,745	1,630,505
Biogen Inc.	2,496	781,547	*
Celgene Corp.	9,377	1,367,354	*
Gilead Sciences Inc.	15,440	1,250,949
Incyte Corp.	2,078	242,586	*
Regeneron Pharmaceuticals Inc.	884	395,254	*
Vertex Pharmaceuticals Inc.	2,876	437,267	*
Total Biotechnology		8,167,377
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	20,573	1,097,775
Align Technology Inc.	723	134,673	*
Baxter International Inc.	6,128	384,532
Becton, Dickinson & Co.	2,703	529,653
Boston Scientific Corp.	15,895	463,657	*
C.R. Bard Inc.	863	276,592
Cooper Cos. Inc.	640	151,750
Danaher Corp.	7,240	621,047
Dentsply Sirona Inc.	2,851	170,518
Edwards Lifesciences Corp.	2,461	269,012	*
Hologic Inc.	3,260	119,609	*
IDEXX Laboratories Inc.	1,100	171,039	*
Intuitive Surgical Inc.	434	453,912	*
Medtronic PLC	16,570	1,288,649
ResMed Inc.	1,710	131,602
Stryker Corp.	3,656	519,225
Varian Medical Systems Inc.	1,245	124,575	*
Zimmer Biomet Holdings Inc.	2,552	298,814
Total Health Care Equipment & Supplies		7,206,634

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — 2.7%
Aetna Inc.	3,913	$622,206
AmerisourceBergen Corp.	2,015	166,741
Anthem Inc.	3,081	585,020
Cardinal Health Inc.	3,864	258,579
Centene Corp.	2,240	216,765	*
CIGNA Corp.	2,903	542,687
DaVita Inc.	1,479	87,838	*
Envision Healthcare Corp.	1,470	66,076	*
Express Scripts Holding Co.	7,131	451,535	*
HCA Healthcare Inc.	3,301	262,727	*
Henry Schein Inc.	1,642	134,627	*
Humana Inc.	1,620	394,681
Laboratory Corporation of America Holdings	1,203	181,617	*
McKesson Corp.	2,471	379,570
Patterson Cos. Inc.	1,158	44,757
Quest Diagnostics Inc.	1,711	160,218
UnitedHealth Group Inc.	11,477	2,247,770
Universal Health Services Inc., Class B Shares	1,200	133,128
Total Health Care Providers & Services		6,936,542
Health Care Technology — 0.1%
Cerner Corp.	3,755	267,807	*
Life Sciences Tools & Services — 0.8%
Agilent Technologies Inc.	3,168	203,386
Illumina Inc.	1,839	366,329	*
Mettler-Toledo International Inc.	340	212,894	*
PerkinElmer Inc.	1,592	109,800
Quintiles IMS Holdings Inc.	1,630	154,964	*
Thermo Fisher Scientific Inc.	4,749	898,511
Waters Corp.	1,027	184,367	*
Total Life Sciences Tools & Services		2,130,251
Pharmaceuticals — 4.9%
Allergan PLC	3,990	817,750
Bristol-Myers Squibb Co.	19,581	1,248,093
Eli Lilly & Co.	11,688	999,791
Johnson & Johnson	32,294	4,198,543
Merck & Co. Inc.	32,331	2,070,154
Mylan NV	5,798	181,883	*
Perrigo Co. PLC	1,887	159,735

See Notes to Financial Statements.

18	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Pharmaceuticals — continued
Pfizer Inc.	71,070	$2,537,199
Zoetis Inc.	5,985	381,604
Total Pharmaceuticals		12,594,752
Total Health Care		37,303,363
Industrials — 10.1%
Aerospace & Defense — 2.5%
Arconic Inc.	5,567	138,507
Boeing Co.	6,638	1,687,446
General Dynamics Corp.	3,397	698,355
L3 Technologies Inc.	942	177,501
Lockheed Martin Corp.	2,935	910,701
Northrop Grumman Corp.	2,101	604,500
Raytheon Co.	3,473	647,992
Rockwell Collins Inc.	2,056	268,740
Textron Inc.	3,368	181,468
TransDigm Group Inc.	616	157,481
United Technologies Corp.	8,753	1,016,048
Total Aerospace & Defense		6,488,739
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide Inc.	1,644	125,108
Expeditors International of Washington Inc.	1,952	116,847
FedEx Corp.	2,963	668,394
United Parcel Service Inc., Class B Shares	8,168	980,895
Total Air Freight & Logistics		1,891,244
Airlines — 0.5%
Alaska Air Group Inc.	1,610	122,795
American Airlines Group Inc.	5,125	243,386
Delta Air Lines Inc.	7,835	377,803
Southwest Airlines Co.	6,613	370,196
United Continental Holdings Inc.	3,010	183,249	*
Total Airlines		1,297,429
Building Products — 0.4%
Allegion PLC	1,271	109,903
AO Smith Corp.	1,780	105,786
Fortune Brands Home & Security Inc.	2,000	134,460
Johnson Controls International PLC	10,907	439,443
Masco Corp.	4,184	163,218
Total Building Products		952,810

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Commercial Services & Supplies — 0.3%
Cintas Corp.	971	$140,096
Republic Services Inc.	2,786	184,043
Stericycle Inc.	687	49,203	*
Waste Management Inc.	4,477	350,415
Total Commercial Services & Supplies		723,757
Construction & Engineering — 0.1%
Fluor Corp.	1,762	74,180
Jacobs Engineering Group Inc.	1,331	77,557
Quanta Services Inc.	1,672	62,483	*
Total Construction & Engineering		214,220
Electrical Equipment — 0.5%
Acuity Brands Inc.	570	97,630
AMETEK Inc.	2,761	182,336
Eaton Corp. PLC	4,990	383,182
Emerson Electric Co.	8,014	503,600
Rockwell Automation Inc.	1,523	271,414
Total Electrical Equipment		1,438,162
Industrial Conglomerates — 2.2%
3M Co.	7,200	1,511,280
General Electric Co.	103,114	2,493,296
Honeywell International Inc.	9,094	1,288,984
Roper Technologies Inc.	1,278	311,065
Total Industrial Conglomerates		5,604,625
Machinery — 1.6%
Caterpillar Inc.	6,863	855,885
Cummins Inc.	1,745	293,212
Deere & Co.	3,590	450,868
Dover Corp.	1,999	182,689
Flowserve Corp.	619	26,363
Fortive Corp.	3,837	271,621
Illinois Tool Works Inc.	3,670	543,013
Ingersoll-Rand PLC	3,164	282,134
PACCAR Inc.	3,723	269,322
Parker Hannifin Corp.	1,688	295,434
Pentair PLC	1,988	135,104
Snap-on Inc.	634	94,472
Stanley Black & Decker Inc.	1,970	297,411
Xylem Inc.	2,084	130,521
Total Machinery		4,128,049

See Notes to Financial Statements.

20	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Professional Services — 0.2%
Equifax Inc.	1,441	$152,731
IHS Markit Ltd.	3,900	171,912	*
Nielsen Holdings PLC	3,464	143,583
Robert Half International Inc.	1,065	53,612
Verisk Analytics Inc.	1,678	139,593	*
Total Professional Services		661,431
Road & Rail — 0.9%
CSX Corp.	10,776	584,706
J.B. Hunt Transport Services Inc.	931	103,415
Kansas City Southern	1,296	140,849
Norfolk Southern Corp.	3,517	465,088
Union Pacific Corp.	9,537	1,106,006
Total Road & Rail		2,400,064
Trading Companies & Distributors — 0.2%
Fastenal Co.	3,852	175,574
United Rentals Inc.	1,018	141,238	*
W. W. Grainger Inc.	491	88,257
Total Trading Companies & Distributors		405,069
Total Industrials		26,205,599
Information Technology — 23.0%
Communications Equipment — 1.0%
Cisco Systems Inc.	59,511	2,001,355
F5 Networks Inc.	818	98,618	*
Harris Corp.	1,507	198,442
Juniper Networks Inc.	4,447	123,760
Motorola Solutions Inc.	1,982	168,212
Total Communications Equipment		2,590,387
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A Shares	3,264	276,265
Corning Inc.	10,851	324,662
FLIR Systems Inc.	1,988	77,353
TE Connectivity Ltd.	4,050	336,393
Total Electronic Equipment, Instruments & Components		1,014,673
Internet Software & Services — 4.7%
Akamai Technologies Inc.	2,096	102,117	*
Alphabet Inc., Class A Shares	3,551	3,457,680	*
Alphabet Inc., Class C Shares	3,561	3,415,391	*
eBay Inc.	12,396	476,750	*

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	21

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Internet Software & Services — continued
Facebook Inc., Class A Shares	28,210	$4,820,242	*
VeriSign Inc.	1,013	107,773	*
Total Internet Software & Services		12,379,953
IT Services — 4.0%
Accenture PLC, Class A Shares	7,297	985,606
Alliance Data Systems Corp.	617	136,696
Automatic Data Processing Inc.	5,321	581,692
Cognizant Technology Solutions Corp., Class A Shares	6,645	482,028
CSRA Inc.	2,055	66,315
DXC Technology Co.	3,480	298,862
Fidelity National Information Services Inc.	4,037	377,016
Fiserv Inc.	2,666	343,807	*
Gartner Inc.	1,110	138,095	*
Global Payments Inc.	2,000	190,060
International Business Machines Corp.	10,126	1,469,080
MasterCard Inc., Class A Shares	11,167	1,576,781
Paychex Inc.	4,109	246,376
PayPal Holdings Inc.	13,345	854,480	*
Total System Services Inc.	1,857	121,634
Visa Inc., Class A Shares	22,137	2,329,698
Western Union Co.	6,397	122,822
Total IT Services		10,321,048
Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices Inc.	9,039	115,247	*
Analog Devices Inc.	4,189	360,966
Applied Materials Inc.	12,789	666,179
Broadcom Ltd.	4,762	1,154,975
Intel Corp.	55,973	2,131,452
KLA-Tencor Corp.	2,006	212,636
Lam Research Corp.	1,989	368,045
Microchip Technology Inc.	2,482	222,834
Micron Technology Inc.	12,803	503,542	*
NVIDIA Corp.	7,021	1,255,144
Qorvo Inc.	1,650	116,622	*
QUALCOMM Inc.	17,676	916,324
Skyworks Solutions Inc.	2,296	233,962
Texas Instruments Inc.	12,076	1,082,493
Xilinx Inc.	3,066	217,165
Total Semiconductors & Semiconductor Equipment		9,557,586

See Notes to Financial Statements.

22	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Software — 5.0%
Activision Blizzard Inc.	9,167	$591,363
Adobe Systems Inc.	5,968	890,306	*
ANSYS Inc.	704	86,402	*
Autodesk Inc.	2,386	267,852	*
CA Inc.	3,528	117,765
Cadence Design Systems Inc.	3,710	146,434	*
Citrix Systems Inc.	1,611	123,757	*
Electronic Arts Inc.	3,673	433,634	*
Intuit Inc.	2,852	405,383
Microsoft Corp.	92,231	6,870,287
Oracle Corp.	36,151	1,747,901
Red Hat Inc.	2,025	224,492	*
Salesforce.com Inc.	7,932	741,008	*
Symantec Corp.	7,599	249,323
Synopsys Inc.	1,860	149,786	*
Total Software		13,045,693
Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	61,579	9,490,555
Hewlett Packard Enterprise Co.	20,531	302,011
HP Inc.	19,515	389,519
NetApp Inc.	3,372	147,559
Seagate Technology PLC	3,571	118,450
Western Digital Corp.	3,579	309,226
Xerox Corp.	2,916	97,074
Total Technology Hardware, Storage & Peripherals		10,854,394
Total Information Technology		59,763,734
Materials — 3.0%
Chemicals — 2.2%
Air Products & Chemicals Inc.	2,685	406,026
Albemarle Corp.	1,470	200,376
CF Industries Holdings Inc.	2,739	96,303
DowDuPont Inc.	26,925	1,864,018
Eastman Chemical Co.	1,766	159,805
Ecolab Inc.	3,194	410,780
FMC Corp.	1,369	122,265
International Flavors & Fragrances Inc.	967	138,194
LyondellBasell Industries NV, Class A Shares	4,049	401,053
Monsanto Co.	5,242	628,096

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	23

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security	Shares	Value
Chemicals — continued
Mosaic Co.	4,383	$94,629
PPG Industries Inc.	2,881	313,050
Praxair Inc.	3,502	489,370
Sherwin-Williams Co.	1,002	358,756
Total Chemicals		5,682,721
Construction Materials — 0.1%
Martin Marietta Materials Inc.	775	159,828
Vulcan Materials Co.	1,675	200,330
Total Construction Materials		360,158
Containers & Packaging — 0.4%
Avery Dennison Corp.	1,026	100,897
Ball Corp.	3,966	163,796
International Paper Co.	4,914	279,214
Packaging Corp. of America	1,140	130,735
Sealed Air Corp.	1,947	83,176
WestRock Co.	3,002	170,303
Total Containers & Packaging		928,121
Metals & Mining — 0.3%
Freeport-McMoRan Inc.	16,084	225,819	*
Newmont Mining Corp.	6,034	226,335
Nucor Corp.	4,112	230,437
Total Metals & Mining		682,591
Total Materials		7,653,591
Real Estate — 2.9%
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities Inc.	960	114,211
American Tower Corp.	5,108	698,161
Apartment Investment and Management Co., Class A Shares	2,061	90,395
AvalonBay Communities Inc.	1,716	306,169
Boston Properties Inc.	1,989	244,408
Crown Castle International Corp.	4,496	449,510
Digital Realty Trust Inc.	1,910	226,010
Duke Realty Corp.	4,280	123,350
Equinix Inc.	913	407,472
Equity Residential	3,996	263,456
Essex Property Trust Inc.	693	176,043
Extra Space Storage Inc.	1,580	126,274
Federal Realty Investment Trust	900	111,789
GGP Inc.	7,722	160,386

See Notes to Financial Statements.

24	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
HCP Inc.	4,799	$133,556
Host Hotels & Resorts Inc.	8,863	163,877
Iron Mountain Inc.	2,809	109,270
Kimco Realty Corp.	5,780	112,999
Macerich Co.	965	53,046
Mid-America Apartment Communities Inc.	1,420	151,770
Prologis Inc.	6,444	408,936
Public Storage	1,831	391,816
Realty Income Corp.	3,100	177,289
Regency Centers Corp.	1,820	112,913
SBA Communications Corp.	1,476	212,618	*
Simon Property Group Inc.	3,556	572,552
SL Green Realty Corp.	1,171	118,646
UDR Inc.	3,450	131,204
Ventas Inc.	4,708	306,632
Vornado Realty Trust	2,157	165,830
Welltower Inc.	4,491	315,627
Weyerhaeuser Co.	7,974	271,355
Total Equity Real Estate Investment Trusts (REITs)		7,407,570
Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A Shares	3,934	149,020	*
Total Real Estate		7,556,590
Telecommunication Services — 2.1%
Diversified Telecommunication Services — 2.1%
AT&T Inc.	73,113	2,863,837
CenturyLink Inc.	6,771	127,972
Level 3 Communications Inc.	3,480	185,449	*
Verizon Communications Inc.	48,484	2,399,473
Total Telecommunication Services		5,576,731
Utilities — 3.1%
Electric Utilities — 1.9%
Alliant Energy Corp.	3,010	125,126
American Electric Power Co. Inc.	6,114	429,447
Duke Energy Corp.	8,527	715,586
Edison International	4,000	308,680
Entergy Corp.	2,216	169,214
Eversource Energy	4,012	242,485
Exelon Corp.	11,396	429,287

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	25

Schedule of investments (cont’d)

September 30, 2017

QS S&P 500 Index Fund

Security		Shares	Value
Electric Utilities — continued
FirstEnergy Corp.		5,168	$159,329
NextEra Energy Inc.		5,536	811,301
PG&E Corp.		6,055	412,285
Pinnacle West Capital Corp.		1,201	101,557
PPL Corp.		7,827	297,035
Southern Co.		12,073	593,267
Xcel Energy Inc.		6,417	303,652
Total Electric Utilities			5,098,251
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.		5,317	58,593
NRG Energy Inc.		3,403	87,083
Total Independent Power and Renewable Electricity Producers			145,676
Multi-Utilities — 1.0%
Ameren Corp.		2,600	150,384
CenterPoint Energy Inc.		5,024	146,751
CMS Energy Corp.		3,763	174,302
Consolidated Edison Inc.		3,791	305,858
Dominion Energy Inc.		7,356	565,897
DTE Energy Co.		2,304	247,358
NiSource Inc.		4,429	113,338
Public Service Enterprise Group Inc.		5,730	265,013
SCANA Corp.		1,656	80,299
Sempra Energy		3,095	353,232
WEC Energy Group Inc.		4,055	254,573
Total Multi-Utilities			2,657,005
Water Utilities — 0.1%
American Water Works Co. Inc.		2,039	164,976
Total Utilities			8,065,908
Total Investments before Short-Term Investments (Cost — $111,872,977)			256,887,370

	Rate
Short-Term Investments — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,506,661)	0.907%	2,506,661	2,506,661
Total Investments — 99.9% (Cost — $114,379,638)			259,394,031
Other Assets in Excess of Liabilities — 0.1%			236,803
Total Net Assets — 100.0%			$259,630,834

*	Non-income producing security.

See Notes to Financial Statements.

26	QS S&P 500 Index Fund 2017 Annual Report

QS S&P 500 Index Fund

At September 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-Mini S&P 500 Index	23	12/17	$2,859,383	$2,893,515	$34,132

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	27

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $114,379,638)	$259,394,031
Cash	36,085
Dividends and interest receivable	247,202
Deposits with brokers for open futures contracts	118,649
Receivable for Fund shares sold	45,527
Receivable from broker — variation margin on open futures contracts	34,146
Prepaid expenses	22,372
Total Assets	259,898,012

Liabilities:
Investment management fee payable	57,277
Service and/or distribution fees payable	40,202
Payable for Fund shares repurchased	21,546
Trustees’ fees payable	2,268
Accrued expenses	145,885
Total Liabilities	267,178
Total Net Assets	$259,630,834

Net Assets:
Par value (Note 8)	$105
Paid-in capital in excess of par value	108,634,967
Undistributed net investment income	2,391,604
Accumulated net realized gain on investments and futures contracts	3,555,633
Net unrealized appreciation on investments and futures contracts	145,048,525
Total Net Assets	$259,630,834

Net Assets:
Class A	$246,871,812
Class D	$12,759,022

Shares Outstanding:
Class A	9,949,444
Class D	510,257

Net Asset Value:
Class A	$24.81
Class D	$25.01

See Notes to Financial Statements.

28	QS S&P 500 Index Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends from unaffiliated investments	$5,366,330
Interest	13,714
Dividends from affiliated investments	290
Total Investment Income	5,380,334

Expenses:
Investment management fee (Note 2)	623,056
Service and/or distribution fees (Notes 2 and 5)	476,587
Transfer agent fees (Note 5)	142,467
Legal fees	46,386
Audit and tax fees	38,794
Registration fees	36,750
Fund accounting fees	32,418
Shareholder reports	28,773
Standard & Poor’s license fees	24,922
Trustees’ fees	15,795
Insurance	3,993
Custody fees	2,333
Interest expense	226
Miscellaneous expenses	4,097
Total Expenses	1,476,597
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(27,816)
Net Expenses	1,448,781
Net Investment Income	3,931,553

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	9,241,327
Investment transactions in affiliated securities	(22,454)
Futures contracts	442,423
Net Realized Gain	9,661,296
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	27,491,041
Affiliated investments	20,724
Futures contracts	(515)
Change in Net Unrealized Appreciation (Depreciation)	27,511,250
Net Gain on Investments and Futures Contracts	37,172,546
Increase in Net Assets From Operations	$41,104,099

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2017	2016

Operations:
Net investment income	$3,931,553	$3,884,481
Net realized gain	9,661,296	6,481,751
Change in net unrealized appreciation (depreciation)	27,511,250	22,522,056
Increase in Net Assets From Operations	41,104,099	32,888,288

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,100,015)	(4,700,010)
Net realized gains	(5,502,137)	(1,676,344)
Decrease in Net Assets From Distributions to Shareholders	(9,602,152)	(6,376,354)

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	15,373,830	15,118,877
Reinvestment of distributions	9,499,282	6,340,455
Cost of shares repurchased	(38,516,911)	(37,773,312)
Decrease in Net Assets From Fund Share Transactions	(13,643,799)	(16,313,980)
Increase in Net Assets	17,858,148	10,197,954

Net Assets:
Beginning of year	241,772,686	231,574,732
End of year*	$259,630,834	$241,772,686
*Includes undistributed net investment income of:	$2,391,604	$2,334,574

See Notes to Financial Statements.

30	QS S&P 500 Index Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$21.89	$19.57	$20.06	$17.09	$14.68

Income (loss) from operations:
Net investment income	0.36	0.34	0.31	0.27	0.26
Net realized and unrealized gain (loss)	3.45	2.52	(0.54)	2.95	2.43
Total income (loss) from operations	3.81	2.86	(0.23)	3.22	2.69

Less distributions from:
Net investment income	(0.38)	(0.40)	(0.26)	(0.25)	(0.28)
Net realized gains	(0.51)	(0.14)	—	—	—
Total distributions	(0.89)	(0.54)	(0.26)	(0.25)	(0.28)

Net asset value, end of year	$24.81	$21.89	$19.57	$20.06	$17.09
Total return[2]	17.95%	14.82%	(1.21)%	19.01%	18.71%

Net assets, end of year (millions)	$247	$232	$223	$240	$223

Ratios to average net assets:
Gross expenses	0.60%	0.61%	0.61%	0.62%	0.64%
Net expenses[3,4]	0.59	0.59	0.59	0.59	0.59
Net investment income	1.57	1.62	1.48	1.45	1.68

Portfolio turnover rate	2%	3%	2%	12%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.59%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS S&P 500 Index Fund 2017 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class D Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$22.05	$19.71	$20.20	$17.21	$14.78

Income (loss) from operations:
Net investment income	0.41	0.38	0.35	0.31	0.29
Net realized and unrealized gain (loss)	3.48	2.54	(0.54)	2.96	2.45
Total income (loss) from operations	3.89	2.92	(0.19)	3.27	2.74

Less distributions from:
Net investment income	(0.42)	(0.44)	(0.30)	(0.28)	(0.31)
Net realized gains	(0.51)	(0.14)	—	—	—
Total distributions	(0.93)	(0.58)	(0.30)	(0.28)	(0.31)

Net asset value, end of year	$25.01	$22.05	$19.71	$20.20	$17.21
Total return[2]	18.24%	15.05%	(1.01)%	19.23%	18.93%

Net assets, end of year (millions)	$13	$10	$8	$9	$8

Ratios to average net assets:
Gross expenses	0.44%	0.45%	0.44%	0.53%	0.58%
Net expenses[3,4]	0.39	0.39	0.39	0.39	0.39
Net investment income	1.77	1.82	1.68	1.65	1.85

Portfolio turnover rate	2%	3%	2%	12%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class D shares did not exceed 0.39%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	QS S&P 500 Index Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

QS S&P 500 Index Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	QS S&P 500 Index Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$256,887,370	—	—	$256,887,370
Short-term investments†	2,506,661	—	—	2,506,661
Total investments	$259,394,031	—	—	$259,394,031
Other financial instruments:
Futures contracts	$34,132	—	—	$34,132
Total	$259,428,163	—	—	$259,428,163

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

QS S&P 500 Index Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

36	QS S&P 500 Index Fund 2017 Annual Report

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$225,492	$(225,492)

(a)	Reclassifications are due to book/tax differences in the treatment of gains realized on certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and Class D shares did not exceed 0.59% and 0.39%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $27,816.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

QS S&P 500 Index Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$4,937,407
Sales	24,495,648

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$118,859,108	$149,258,309	$(8,723,386)	$140,534,923
Futures contracts	—	34,132	—	34,132

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2017.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$34,132

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$442,423

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(515)

38	QS S&P 500 Index Fund 2017 Annual Report

During the year ended September 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,327,897

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$476,587	†	$131,793
Class D	—		10,674
Total	$476,587		$142,467

†	The amount shown is exclusive of expense reimbursements. For the year ended September 30, 2017, the service and/or distribution fees reimbursed amounted to $618 for Class A shares.

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$22,182
Class D	5,634
Total	$27,816

6. Distributions to shareholders by class

	Year Ended September 30, 2017	Year Ended September 30, 2016
Net Investment Income:
Class A	$3,914,974	$4,507,570
Class D	185,041	192,440
Total	$4,100,015	$4,700,010

Net Realized Gains:
Class A	$5,278,650	$1,614,078
Class D	223,487	62,266
Total	$5,502,137	$1,676,344

7. Transactions with affiliated companies

The Fund invests in securities that are components of the S&P 500 Index. Legg Mason Inc. is a component of the S&P 500 Index and is considered to be affiliated with the Fund. Investments in Legg Mason Inc. were made in accordance to its proportional weighting in

QS S&P 500 Index Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

the S&P 500 Index. The following transactions were effected in shares of Legg Mason Inc. for the year ended September 30, 2017:

	Affiliate Value at September 30, 2016	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2017
		Cost	Shares	Cost	Shares
Legg Mason Inc.*	$44,194	—	—	$64,918	1,320	$(22,454)	$290	$20,724	—

*	This security is no longer an affiliate company as of September 30, 2017.

8. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	572,765	$13,034,824	691,170	$14,291,729
Shares issued on reinvestment	416,625	9,090,754	298,321	6,085,749
Shares repurchased	(1,639,648)	(37,371,167)	(1,794,872)	(37,017,999)
Net decrease	(650,258)	$(15,245,589)	(805,381)	$(16,640,521)

Class D
Shares sold	98,895	$2,339,006	39,560	$827,148
Shares issued on reinvestment	18,612	408,528	12,418	254,706
Shares repurchased	(48,987)	(1,145,744)	(35,716)	(755,313)
Net increase	68,520	$1,601,790	16,262	$326,541

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$4,330,724	$4,700,010
Net long-term capital gains	5,271,428	1,676,344
Total distributions paid	$9,602,152	$6,376,354

40	QS S&P 500 Index Fund 2017 Annual Report

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,673,220
Undistributed long-term capital gains — net	7,825,532
Total undistributed earnings	$10,498,752
Other book/tax temporary differences(a)	(72,045)
Unrealized appreciation (depreciation)(b)	140,569,055
Total accumulated earnings (losses) — net	$150,995,762

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and book/tax differences in the basis of certain investments.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

QS S&P 500 Index Fund 2017 Annual Report	41

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of the QS S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS S&P 500 Index Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, as of September 30, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the years or periods ended on or prior to September 30, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

42	QS S&P 500 Index Fund 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

QS S&P 500 Index Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

44	QS S&P 500 Index Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS S&P 500 Index Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

46	QS S&P 500 Index Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

QS S&P 500 Index Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	QS S&P 500 Index Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended September 30, 2016 and September 30, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended September 30, 2016 and September 30, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

QS S&P 500 Index Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2017:

Record date:	12/6/2016
Payable date:	12/7/2016
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$0.48828

Please retain this information for your records.

50	QS S&P 500 Index Fund

QS

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS S&P 500 Index Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds. and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 11/17 SR17-3190

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $189,700 in September 30, 2016 and $182,960 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,680 in 2016 and $24,920 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017